                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 AMENDMENT NO. 1
                                       TO
                                 CURRENT REPORT

`   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934


Date of Report (Date of earliest event reported)          July 7, 1997
                                                -------------------------------



                                   HALIS, Inc.
------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


Georgia                                          0-16288                    58-1366235
------------------------------------------------------------------------------------------------
(State or other jurisdiction              (Commission File Number)          (IRS Employer
of incorporation)                                                            Identification No.)


9040 Roswell Road, Suite 470, Atlanta, Georgia                        30350
-------------------------------------------------------------------------------
(Address of principal executive offices)                           (Zip Code)



Registrant's telephone number, including area code             (770) 641-5555
                                                  -----------------------------


                                 Not applicable
-------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)    FINANCIAL STATEMENTS OF BUSINESS ACQUIRED:

         The following financial statements are filed with this Report:

PHYSICIANS RESOURCE NETWORK, INC.

Independent Auditors' Report of Habif, Arogeti & Wynne, P.C.
Balance Sheets at December 31, 1996 and June 30, 1997 (unaudited)
Statements of Operations for the years ended December 31, 1996 and 1995 and the six months ended June 30, 1997 and 1996 (unaudited)
Statements of Changes in Stockholders' Deficit for the years ended December 31,
  1996 and 1995 and the six month period ended June 30, 1997 (unaudited) Statements of Cash Flows for the years ended December 31, 1996 and 1995 and the six months ended June 30, 1997 and 1996 (unaudited)
Notes to Financial Statements

         (b)    PRO FORMA FINANCIAL INFORMATION:

         The following unaudited pro forma condensed financial statements are filed with this Report:

Introduction
Unaudited Pro Forma Condensed Consolidated Balance Sheet - June 30, 1997 Unaudited Pro Forma Condensed Consolidated Statement of Operations - year ended
   December 31, 1996 and six month period ended June 30, 1997
Notes to Unaudited Condensed Consolidated Pro Forma Financial Statements

         (c)      EXHIBITS:

         2.1 Agreement and Plan of Merger and Reorganization, dated as of July 7, 1997, among HALIS, Inc., PRN Acquisition Co., Physicians Resource Network, Inc. and the sole shareholder of Physicians Resource Network, Inc. (incorporated by reference from the Company's Current Report on Form 8-K dated July 7,
                  1997).

                          INDEPENDENT AUDITORS' REPORT




To the Stockholder
     Physicians Resource Network, Inc.


We have audited the accompanying balance sheet of PHYSICIANS RESOURCE NETWORK, INC., as of December 31, 1996, and the related statements of operations, changes in stockholder's deficit, and cash flows for the years ended December 31, 1996 and 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of PHYSICIANS RESOURCE NETWORK, INC., at December 31, 1996, and the results of its operations and its cash flows for the years ended December 31, 1996 and 1995 in conformity with generally accepted accounting principles.


                                    /s/ Habif, Arogeti & Wynne, P.C.


Atlanta, Georgia

August 29, 1997

                        PHYSICIANS RESOURCE NETWORK, INC.
                                 BALANCE SHEETS



                           ASSETS
                                                                      December 31,   [Unaudited]
                                                                        1996        June 30, 1997
                                                                     ------------   -------------
Current assets
     Cash                                                            $      -0-     $   24,566
     Accounts receivables, net of allowance for
         doubtful accounts of $20,000                                   691,558        286,857
                                                                     ----------     ----------

         Total current assets                                           691,558        311,423
                                                                     ----------     ----------

Property and equipment, at cost
     Equipment                                                          542,461        546,229
     Furniture and fixtures                                             399,776        399,776
     Leasehold improvements                                              57,115         57,115
                                                                     ----------     ----------
                                                                        999,352      1,003,120
     Less accumulated depreciation                                     [466,185]      [546,769]
                                                                     ----------     ----------
                                                                        533,167        456,351
                                                                     ----------     ----------

Other assets                                                              6,214          6,214
                                                                     ----------     ----------

                                                                     $1,230,939     $  773,988
                                                                     ==========     ==========


                      LIABILITIES AND STOCKHOLDER'S DEFICIT

Current liabilities
     Cash overdraft                                                  $   41,989     $      -0-
     Notes payable                                                      179,000        179,000
     Current portion of capital lease obligations                       106,854        122,991
     Current portion of long-term debt                                  418,488        418,488
     Accounts payable and other current liabilities                     467,583        251,092
     Notes payable - related parties                                    404,500        285,000
                                                                     ----------     ----------

         Total current liabilities                                    1,618,414      1,256,571
                                                                     ----------     ----------

Long-term liabilities
     Capital lease obligations, net of current portion                  213,148        158,728
                                                                     ----------     ----------

Stockholder's deficit
     Common stock, 1,000 shares of voting and 10,000
         non-voting shares authorized; 1,000 shares $.10
         par value and 1,000 non-voting shares $.10 par
         value issued and outstanding                                       200            200
     Additional paid-in capital                                          85,923         85,923
     Accumulated deficit                                               [686,746]      [727,434]
                                                                     ----------     ----------

                                                                       [600,623]      [641,311]
                                                                     ----------     ----------
                                                                     $1,230,939     $  773,988
                                                                     ==========     ==========


                  See auditors' report and accompanying notes.

                        PHYSICIANS RESOURCE NETWORK, INC.
                            STATEMENTS OF OPERATIONS




                                                                                               [Unaudited]
                                                                    For the                      For the
                                                                  Years Ended                 Six Months Ended
                                                                  December 31,                   June 30,
                                                            -------------------------    ------------------------
                                                              1995           1996          1996           1997
                                                            -----------    ----------    ----------    ----------
Revenues from services                                      $ 3,171,271    $6,526,822    $3,397,720    $2,879,782
                                                            -----------    ----------    ----------    ----------
Costs and expenses
    Cost of services                                          2,190,349     5,029,433     2,513,336     2,246,381
    General and administrative                                1,097,415     1,459,477       823,716       624,991
                                                            -----------    ----------    ----------    ----------

                                                              3,287,764     6,488,910     3,337,052     2,871,372
                                                            -----------    ----------    ----------    ----------

       Income [Loss] from operations                          [116,493]        37,912        60,668         8,410
                                                            -----------    ----------    ----------    ----------



Other income [expense]
    Other income                                                 11,192        10,773         4,496        20,327
    Interest expense                                            [87,817]     [132,616]      [50,901]      [69,425]
    Loss on asset disposal                                      [15,534]       [8,793]       [8,793]          -0-
                                                            -----------    ----------    ----------    ----------

                                                                [92,159]     [130,636]      [55,198]      [49,098]
                                                            -----------    ----------    ----------    ----------

       Net income [loss]                                    $  [208,652]   $  [92,724]   $    5,470    $  [40,688]
                                                            ===========    ==========    ==========    ==========



                  See auditors' report and accompanying notes.

                        PHYSICIANS RESOURCE NETWORK, INC.
                 STATEMENTS OF CHANGES IN STOCKHOLDER'S DEFICIT
                 FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995
            AND THE SIX MONTH PERIOD ENDED JUNE 30, 1997 [UNAUDITED]



                                      Common  Stock
                                      -------------          Additional
                                  Number                     Paid-In      Accumulated
                                of shares        Amount      Capital        Deficit      Total
                              ------------       ----       ----------    -----------  ---------
Balances, January 1, 1995         2,000          $200        $85,923      $[385,370]   $[299,247]


Net loss                                                                   [208,652]    [208,652]
                                  -----          ----        -------      ---------    ---------


Balances, December 31, 1995       2,000           200         85,923       [594,022]    [507,899]


Net loss                                                                    [92,724]     [92,724]
                                  -----          ----        -------      ---------    ---------


Balances, December 31, 1996       2,000           200         85,923       [686,746]    [600,623]


Net loss - six months ended
     June 30, 1997 [Unaudited]                                              [40,688]     [40,688]
                                  -----          ----        -------      ---------    ---------


Balances, June 30, 1997
     [Unaudited]                  2,000          $200        $85,923      $[727,434]   $[641,311]
                                  =====          ====        =======      =========    =========

                  See auditors' report and accompanying notes.

                        PHYSICIANS RESOURCE NETWORK, INC.
                            STATEMENTS OF CASH FLOWS

                           Increase [Decrease] in Cash

                                                                                               [Unaudited]
                                                                     For the                     For the
                                                                    Years ended              Six Months Ended
                                                                   December 31,                  June 30,
                                                             -----------------------     -----------------------
                                                                1995         1996           1996          1997
                                                             ---------     ---------     ---------     ---------
Cash flows from operating activities
     Net income [loss]                                       $[208,652]    $ [92,724]    $   5,470     $ [40,688]
                                                             ---------     ---------     ---------     ---------
     Adjustments to reconcile net income [loss] to net
         cash provided [used] by operating activities
         Depreciation                                          105,278       134,221        63,967        80,523
         Loss on asset disposal                                 15,534         8,793         8,793           -0-
         Changes in assets and liabilities
              Decrease [Increase] in accounts receivables     [126,410]     [481,254]     [176,952]      404,700
              Increase in other assets                          [2,015]       [3,119]       [3,119]          -0-
              Increase [Decrease] in cash overdraft                -0-        41,989           -0-       [41,989]
              Increase [Decrease] in accounts payable
                  and other current liabilities                 94,387       266,201       122,185      [216,491]
                                                             ---------     ---------     ---------     ---------

                      Total adjustments                         86,774       [33,169]       14,874       226,743
                                                             ---------     ---------     ---------     ---------

                           Net cash provided [used] by
                               operating activities           [121,878]     [125,893]       20,344       186,055
                                                             ---------     ---------     ---------     ---------

Cash flows from investing activities
     Acquisitions of property and equipment                   [160,133]     [111,646]      [67,479]       [3,707]
                                                             ---------     ---------     ---------     ---------

Cash flows from financing activities
     Proceeds [Repayment] of notes payable                     [42,101]       99,000        99,000           -0-
     Payments of capital lease obligations                     [41,879]      [55,524]      [27,639]      [38,282]
     Proceeds [payments] on long-term debt                     158,639        21,155       [28,824]          -0-
     Proceeds [payment] of notes payable - related
         parties                                               235,000       104,500        [7,500]     [119,500]
                                                             ---------     ---------     ---------     ---------

         Net cash provided [used] by financing activities      309,659       169,131        35,037      [157,782]
                                                             ---------     ---------     ---------     ---------

              Net increase [decrease] in cash                   27,648       [68,408]      [12,098]       24,566

Cash, beginning                                                 40,760        68,408        68,408           -0-
                                                             ---------     ---------     ---------     ---------

              Cash, ending                                   $  68,408     $     -0-     $  56,310     $  24,566
                                                             =========     =========     =========     =========

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Cash paid during the years and periods for
     Interest                                                $  82,660     $ 126,524     $  69,397     $  52,619




During the years ended December 31, 1996 and 1995, the Company purchased $141,392 and $71,347 of equipment by entering into capital leases, respectively.



                  See auditors' report and accompanying notes.

                        PHYSICIANS RESOURCE NETWORK, INC.
                          NOTES TO FINANCIAL STATEMENTS
                      DECEMBER 31, 1996 AND 1995 [AUDITED]
                          AND JUNE 30, 1997 [UNAUDITED]


A.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

     Nature of Operations:

     PHYSICIANS RESOURCE NETWORK, INC., a Florida Corporation, provides management, consulting, billing and staffing services on a contract basis to medical practices in the Tampa, Florida area.

     Use of Estimates:

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, and disclosures including the allowance for doubtful accounts, useful lives and recoverability of long term assets. Actual amounts could differ from those estimates. Any adjustments applied to estimated amounts are recognized in the year in which such adjustments are determined.

     Revenue Recognition:

     Revenue consists primarily of fees earned from employee leasing, practice management and consulting services.

     Accounts Receivable:

     The Company does not have a secured interest in its accounts receivable; however, it does have legal recourse for defaulted amounts.

     Property and Equipment:

     Property and equipment is carried at cost. Expenditures for maintenance and repairs are expensed currently, while renewals and betterments that materially extend the life of an asset are capitalized. The cost of assets sold, retired, or otherwise disposed of, and the related allowance for depreciation, are eliminated from the accounts, and any resulting gain or loss is included in operations.

     Depreciation is provided using the straight-line method based on the useful lives of the assets, which have been estimated to be five to seven years.

     Income Taxes:

     On October 1, 1988, the Company elected to be treated as an S corporation pursuant to the Internal Revenue Code for federal and state income tax purposes. The income of an S corporation is taxable and distributable to the individual stockholder of a corporation without further tax consequences to the Company. As discussed further in Note B, the Company ceased to be an S corporation in July 1997.

                        PHYSICIANS RESOURCE NETWORK, INC.
                    NOTES TO FINANCIAL STATEMENTS [CONTINUED]
                      DECEMBER 31, 1996 AND 1995 [AUDITED]
                          AND JUNE 30, 1997 [UNAUDITED]


A.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:  [Continued]

     Compensated Absences:

     Employees must be full time, permanent employees to accrue sick leave. Employees earn 48 hours of sick leave a year and can carry over any unused hours. Hours not used upon termination, voluntary or involuntary, will be paid out. Effective January 1, 1997, only three days could be carried over to the next year and three days may be surrendered for cash.

     Interim Financial Statements:

     The accompanying financial statements for the six month period ended June 30, 1996 and 1997 are unaudited but, in the opinion of management, reflect all adjustments (consisting only of normal and recurring adjustments) necessary for a fair presentation. The results of operations for the six month period are not necessarily indicative of the results for the full years ending 1996 and 1997.

B.   SUBSEQUENT EVENT - MERGER AGREEMENT:

     On July 7, 1997, the stockholder of the Company effected a merger agreement with HALIS, Inc. (HALIS), whereby the Company was merged into a subsidiary of HALIS in a transaction accounted for as a purchase by HALIS. All issued and outstanding shares of the Company were surrendered by the stockholder in consideration for 3,733,333 shares of common stock of HALIS.

     Additionally, the merger agreement included a two year employment agreement between HALIS and the stockholder of the Company which provides for an annual base salary of $125,000 and incentive compensation as determined by the Board of Directors of HALIS.

     It is the opinion of management and legal counsel that this transaction qualifies as a tax-free reorganization within the meaning of section 368(a) of the Internal Revenue Code of 1986. As a subsidiary of HALIS, a publicly traded company, the Company will no longer enjoy its status as an S corporation for income tax purposes.

C.   RELATED PARTY TRANSACTIONS AND ECONOMIC DEPENDENCY:

     The Company is affiliated with a collection agency, Accounts Management, Inc. of Tampa Bay (AMI), in which the Company's sole shareholder has a 50% ownership. The Company does not pay AMI fees, but AMI earns fees from the medical practices directly. Included in revenues for the years ended December 31, 1996 and 1995 are $8,913 and $6,438 from AMI, respectively. Related accounts receivable at December 31, 1996 was $1,431.

     Interest expense to related parties (See Note H) for the years ended December 31, 1996 and 1995 was $24,387 and $5,401, respectively. Accrued interest at December 31, 1996 was $13,828.

                        PHYSICIANS RESOURCE NETWORK, INC.
                    NOTES TO FINANCIAL STATEMENTS [CONTINUED]
                      DECEMBER 31, 1996 AND 1995 [AUDITED]
                          AND JUNE 30, 1997 [UNAUDITED]



C.   RELATED PARTY TRANSACTIONS AND ECONOMIC DEPENDENCY: [Continued]

     The Company also had transactions with a construction company which is owned 50% by the shareholder. The construction company provided construction services of which approximately $43,500 is included in leasehold improvements at December 31, 1996.

     The Company earned revenues from five medical practices in which the shareholder's sibling has ownership. As of October 31, 1996, three of the five medical practices are no longer considered related. Revenues attributed to these three medical practices for the ten months ended October 31, 1996 were $303,698 (see Notes D and K).

D.   ACCOUNTS RECEIVABLES:

     Accounts receivables as of December 31, 1996 consist of the following:

         Customer receivables - Trade                                              $ 631,686

         Customer receivables - Related Parties                                       79,822

         Employee receivables                                                             50
                                                                                   ---------
                                                                                     711,558

         Allowance for doubtful accounts                                             [20,000]
                                                                                   ---------
                                                                                   $ 691,558
                                                                                   =========

E.   NOTES PAYABLE:

     Line-of-Credit:

     The Company has a $100,000 revolving line-of-credit with Central Bank of Tampa, of which $99,000 was owed at December 31, 1996. The line-of-credit is being refinanced and is expected to mature December 25, 1997. Bank advances on the credit line are payable on demand and carry an interest rate of prime plus 1.25% per annum. The credit line is secured by substantially all corporate assets and is personally guaranteed by the shareholder.

     Mulberry Street Investment Company - secured note payable in the amount of $80,000 at 10% per annum. Principal plus interest was paid in full on July 7, 1997.

                        PHYSICIANS RESOURCE NETWORK, INC.
                    NOTES TO FINANCIAL STATEMENTS [CONTINUED]
                      DECEMBER 31, 1996 AND 1995 [AUDITED]
                          AND JUNE 30, 1997 [UNAUDITED]


F.   CAPITAL LEASES PAYABLE:

     The Company acquired computer equipment and office furniture under seven long-term capital leases. These leases begin to expire in 1998. Depreciation of the equipment and furniture purchased under these leases is reported as a component of depreciation expense. The leased property had a cost of $454,214, accumulated depreciation of $193,581, and a net book value of $260,633 as of December 31, 1996.

     The future minimum leases payments under the capital lease for each of the next three years and in total and the net present value of the future minimum lease payments at December 31, 1996 are as follows:

1997                                                         $ 146,951
1998                                                           135,068
1999                                                           110,179
                                                             ---------
                                                               392,198
Less amount representing interest                              [72,196]
                                                             ---------
Present value of net minimum lease payments                    320,002

Less current portion of capital lease obligation              [106,854]
                                                             ---------
Long-term capital lease obligation net of current portion    $ 213,148
                                                             =========

G.   LONG-TERM DEBT:

     Central Bank of Tampa - Secured note payable in the amount of $525,000 at 10.5% per annum, with monthly payments in the amount of $11,328 which includes interest. Central Bank of Tampa has a blanket lien on the assets of the Company and personal guarantee of Anthony Maniscalco. This note is being refinanced and is expected to be called for a balloon payment due December 25, 1997.

H.   NOTES PAYABLE - RELATED PARTIES:


     Shareholder:                                                      Amount

     The Company has an unsecured note payable to the sole
       shareholder of the Company as of December 31, 1996. The note is due on demand and interest is being accrued at 8% per
       annum. During the six months ended June 30, 1997, $27,500 of principal was paid. The remaining $285,000 was converted to
       equity on July 3, 1997.                                         $312,500

                        PHYSICIANS RESOURCE NETWORK, INC.
                    NOTES TO FINANCIAL STATEMENTS [CONTINUED]
                      DECEMBER 31, 1996 AND 1995 [AUDITED]
                          AND JUNE 30, 1997 [UNAUDITED]



H.   NOTES PAYABLE - RELATED PARTIES: [Continued]

     Anthony & Associates:

     Unsecured note payable to a company owned 100% by the
     shareholder. The note accrued interest at 8% per annum.
     The outstanding principal amount and related interest
     were paid in full on February 11, 1997.                              42,000

     TDM OF TAMPA, INC.:

     Unsecured note payable to a company owned 50% by the
     shareholder.  The note accrued interest at 10.5%.  The
     outstanding principal amount and related interest
     were paid in full on February 11, 1997.                              50,000
                                                                       ---------

                                                                       $ 404,500
                                                                       =========

I.   OPERATING LEASE COMMITMENTS:

     The Company leases office space, automobiles and office equipment under operating lease agreements. Rent expense under these agreements was $171,015 in 1996.

     The annual future minimum lease commitments under the building, automobile, and the office equipment leases are as follows:

                December 31,
                ------------

                  1997                       $167,103
                  1998                        170,358
                  1999                        137,713
                  2000                         11,928
                  ----                       --------

                  Total                      $487,102
                                             ========

J.   EMPLOYEE BENEFIT PLAN:

     The Company sponsors a profit-sharing plan for all employees who meet certain eligibility requirements. The Company may elect to make discretionary contributions up to 2% of an employee's gross salary. Employees are subjected to a five-year vesting schedule. The Company made contributions to the plan of approximately $40,000 in 1996 and $17,000 in 1995.

                        PHYSICIANS RESOURCE NETWORK, INC.
                    NOTES TO FINANCIAL STATEMENTS [CONTINUED]
                      DECEMBER 31, 1996 AND 1995 [AUDITED]
                          AND JUNE 30, 1997 [UNAUDITED]




K.   ECONOMIC DEPENDENCY - MAJOR CLIENTS:

     A major client is defined as one from whom ten percent or greater of annual revenues is derived. During 1996 and 1995, the Company had three and one such customers, respectively.

     Individually, revenues from Maniscalco, Alagona, & Elchahal, MDs, PA (MAE) were $1,197,496 (18%) in 1996 and $1,021,770 (32%) in 1995. The related trade accounts receivable at December 31, 1996 was $66,958. As a group, including MAE, five clients in which the shareholder's sibling has ownership accounted for $2,267,555 (35%) and $1,976,370 (62%) of revenues in 1996 and 1995, respectively.

     During 1996, revenues from Associated Primary Care, PA were $1,686,413 (26%) and from Access Medical Care, Inc. were $1,189,128 (18%) with related trade accounts receivable of $45,204 and $252,493, respectively, at December 31, 1996.

                                   HALIS, INC.
                          UNAUDITED PRO FORMA CONDENSED
                        CONSOLIDATED FINANCIAL STATEMENTS
                       JUNE 30, 1997 AND DECEMBER 31, 1996



The following Unaudited Pro Forma Condensed Consolidated Balance Sheet of HALIS, Inc. gives effect to the following transaction as if it occurred on June 30, 1997: the acquisition of 100% of the capital stock of Physicians Resource Network, Inc. (PRN) by HALIS, Inc. and Subsidiaries (HALIS) accounted for as a purchase. All issued and outstanding shares of PRN were surrendered by the stockholder in consideration for 3,733,333 of HALIS' shares. The Unaudited Pro Forma Condensed Consolidated Statements of Operations for HALIS for the year ended December 31, 1996 and for the six month period ended June 30, 1997 give retroactive effect to the acquisition of PRN as if it had occurred January 1, 1996. The Unaudited Pro Forma Condensed Consolidated Financial Statements do not purport to be indicative of the actual financial position or the results of operations of HALIS had the acquisition been completed, and should be read in conjunction with the audited financial statements of HALIS and PRN as of and for the year ended December 31, 1996 and the related notes thereto.

                                   HALIS, INC.
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                  JUNE 30, 1997


                                                           ASSETS
                                                           ------

                                          HALIS, Inc.     Physicians
                                           and             Resource
                                       Subsidiaries      Network, Inc.     Adjustments     Pro Forma
                                       ------------      -------------   ---------------   -----------
Current assets                         $ 2,266,307       $   311,423     [c]$ [80,000]     $ 2,497,730

Property and equipment                     453,039           456,351                           909,390

Other assets                               746,085             6,214                           752,299

Capitalized software development
     costs                               3,625,348                                           3,625,348

Goodwill                                 5,536,274                       [a]5,396,311       10,932,585
                                       -----------      ------------     ------------      -----------

Total assets                           $12,627,053      $    773,988     $  5,316,311      $18,717,352
                                       ===========      ============     ============      ===========


                                      LIABILITIES AND STOCKHOLDERS' EQUITY [DEFICIT]
                                      ----------------------------------------------

                                          HALIS, Inc.     Physicians
                                           and             Resource
                                       Subsidiaries      Network, Inc.    Adjustments       Pro Forma
                                       ------------      -------------   ------------      -----------

Current liabilities                    $ 4,918,569      $  1,256,571     [c]$[365,000]     $ 5,810,140
Long-term debt                             195,820           158,728                           354,548
                                       -----------      ------------     ------------      -----------

     Total liabilities                   5,114,389         1,415,299         [365,000]       6,164,688
                                       -----------      ------------     ------------      -----------

Stockholders' equity [deficit]
Stockholders' equity [deficit]                              [641,311]    [b]  641,311              -0-
Common stock, par value $.01               329,794                       [a]   37,333          367,127
Additional paid-in capital              22,098,793                       [a]5,358,978       27,101,460
                                                                         [b] [641,311]
                                                                         [c]  285,000

Common stock subscribed                     13,417                                              13,417
Accumulated deficit                    [14,922,590]                                        [14,922,590]
     Less:  Treasury stock at cost          [6,750]                                             [6,750]
                                       -----------      ------------     ------------      -----------

Total stockholders' equity               7,512,664          [641,311]       5,681,311       12,552,664
                                       -----------      ------------     ------------      -----------

Total liabilities and stock-
     holders' equity                   $12,627,053      $    773,988     $  5,316,311     $ 18,717,352
                                       ===========      ============     ============      ===========

Common stock issued and
     outstanding [a]                    32,979,413                          3,733,333       36,712,746
                                       ===========                       ============      ===========



See notes to unaudited pro forma condensed consolidated financial statements.

                                   HALIS, INC.
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996


                                                   HALIS, Inc.    Physicians
                                                     and          Resource
                                                 Subsidiaries     Network, Inc.       Adjustments      Pro Forma
                                                --------------   --------------      ------------     ------------
Systems sales and other
     revenues                                   $  8,589,428     $  6,526,822        $        -0-     $ 15,116,250
                                                ------------     ------------        ------------     ------------


Costs and expenses
     Cost of sales and revenues                    4,186,359        5,029,433                            9,215,792
     Research and development                      1,829,002                                             1,829,002
     Selling, general, and
         administrative                            6,778,035        1,459,477        [d]1,079,262        9,341,890
                                                                                        [f]25,116
                                                ------------     ------------        ------------     ------------

                                                  12,793,396        6,488,910           1,104,378       20,386,684
                                                ------------     ------------        ------------     ------------


Operating income [loss]                           [4,203,968]          37,912          [1,104,378]      [5,270,434]
                                                ------------     ------------        ------------     ------------


Other income [expense]
     Loss on asset disposal                          [85,696]          [8,793]                             [94,489]
     Rental income                                    27,600                                                27,600
     Interest expense                                [94,604]        [132,616]          [e]22,800         [204,420]
     Interest income                                  29,468                                                29,468
     Other income [expense]                           69,034           10,773                               79,807
     Other expenses                                 [378,588]                                             [378,588]
                                                ------------     ------------        ------------     ------------

                                                    [432,786]        [130,636]             22,800         [540,622]
                                                ------------     ------------        ------------     ------------

     Net Loss                                   $ [4,636,754]    $    [92,724]       $ [1,081,578]    $ [5,811,056]
                                                ============     ============        ============     ============

Net loss per share                              $       [.21]                                         $       [.23]
                                                ============                                          ============

Weighed average shares
     outstanding                                  21,766,884                            3,733,333       25,500,217
                                                ============                         ============     ============





See notes to unaudited pro forma condensed consolidated financial statements.

                                   HALIS, INC.

       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                  FOR THE SIX MONTH PERIOD ENDED JUNE 30, 1997


                                                       HALIS, Inc.       Physicians
                                                          and             Resource
                                                     Subsidiaries        Network, Inc.          Adjustments           Pro Forma
                                                     ------------        -----------           -------------        ------------
Systems sales and other
     revenues                                        $  3,605,926        $ 2,879,782           $         -0-        $  6,485,708
                                                     ------------        -----------           -------------        ------------


Costs and expenses
     Cost of sales and revenues                         1,399,064          2,246,381                                   3,645,445
     Research and development                             708,334                                                        708,334
     Selling, general, and administrative               3,379,773            624,991              [d]539,631           4,549,580
                                                                                                    [f]5,185
                                                     ------------        -----------           -------------        ------------


                                                        5,487,171          2,871,372                 544,816           8,903,359
                                                     ------------        -----------           -------------        ------------

Operating income (loss)                                [1,881,245]             8,410                [544,816]         [2,417,651]
                                                     ------------        -----------           -------------        ------------


Other income [expense]
     Gain on asset disposal                                 8,678                                                          8,678
     Interest expense                                     [77,492]           [69,425]              [e]15,400            [131,517]
     Interest income                                       22,307                                                         22,307
     Other income                                           3,253             20,327                                      23,580
     Merger costs                                         [32,137]                                                       [32,137]
                                                     ------------        -----------           -------------        ------------

                                                          [75,391]           [49,098]                 15,400            [109,089]
                                                     ------------        -----------           -------------        ------------


     Net loss                                        $ [1,956,636]       $   [40,688]          $    [529,416]       $ [2,526,740]
                                                     ============        ===========           =============        ============


Net loss per share                                   $       [.07]                                                  $       [.08]
                                                     ============                                                   ============


Weighed average shares outstanding                     29,822,386                                  3,733,333          33,555,719
                                                     ============                              =============        ============


See notes to unaudited pro forma condensed consolidated financial statements.

                                   HALIS, INC.
                    NOTES TO UNAUDITED CONDENSED CONSOLIDATED
                         PRO FORMA FINANCIAL STATEMENTS


Balance Sheet - June 30, 1997:

[a] To record the issuance by HALIS of 3,733,333 shares of common stock on July 7, 1997, to the stockholder of PRN and the principal payment of $80,000 to Mulberry Street Investment Company, representing an indebtedness of PRN, in exchange for 100% of the outstanding stock of PRN in a transaction to be accounted for as a purchase by HALIS.

     Management estimates the value of the 3,733,333 shares to be $1.35 per share. Management has allocated the purchase price to the assets and liabilities acquired based upon their relative fair values. This transaction generated goodwill of $5,396,311 which will be amortized on a straight-line basis over a five year life.

     Management continues to study the allocation of the purchase prices; upon completion of such study, the allocation may change.

[b]  To eliminate the equity of PRN in consolidation.

[c] To record the conversion of $285,000 notes payable to sole shareholder of PRN, into capital of PRN which occurred on July 3, 1997.

     To record the payoff of $80,000 notes payable to Mulberry Street Investment Company, in July 1997, in connection with the merger.

Statement of Operations:

The operations of HALIS as of December 31, 1996 include the pro forma effect of the acquisitions of The Compass Group, Inc., Software Manufacturing Group, Inc., the combined entity of American Benefit Administrative Services, Inc. and Third Party Administrators, Inc., all of which occurred in January 1997, and TG Marketing Systems, Inc., which occurred in May 1997.

For the year ended December 31, 1996:

[d] To reflect one year of amortization of goodwill generated in PRN acquisition.

[e] To reflect one year of reduction in interest expense as a result of the conversion of $285,000 in notes payable to equity by the sole shareholder of PRN, prior to the merger.

     To reflect one year of reduction in interest expense as a result of the payoff of the Mulberry Street Investment Company debt, in connection with the merger.

[f] To reflect incremental compensation expense related to an employment agreement entered into with the former stockholder of PRN.

                                   HALIS, INC.
              NOTES TO UNAUDITED CONDENSED CONSOLIDATED [CONTINUED]
                         PRO FORMA FINANCIAL STATEMENTS




Statement of Operations [Continued]:

For the six months ended June 30, 1997:

[d] To reflect six months of amortization of goodwill generated in the PRN acquisition.

[e] To reflect six months of reduction in interest expense as a result of the conversion of $285,000 in notes payable to equity by sole shareholder of PRN, prior to the merger.

     To reflect six months of reduction in interest expense as a result of the payoff of the Mulberry Street Investment Company debt, in connection with the merger.

[f] To reflect six months of incremental compensation expense related to an employment agreement entered into with the former stockholder of PRN.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                            HALIS, INC.



                            By:      /s/ Larry Fisher
                               ----------------------------------------------
                                Larry Fisher, Executive Vice President, Chief Administrative Officer and Secretary


Dated: September 18, 1997
       ------------------